UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2023

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On October 25, 2023, Bel Fuse Inc. ("Bel" or the "Company") issued a press release regarding results for the three and nine months ended September 30, 2023.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2023, the Company’s Board of Directors (the “Board”) adopted Amended and Restated By-Laws of the Company (the “Amended and Restated By-Laws”), effective as of that date.  Among other things, the Amended and Restated By-Laws include:

●
revised and enhanced informational, disclosure and procedural requirements associated with the advance notice provisions for shareholder proposals and director nominations, including to address matters related to Rule 14a-19 under the Securities Exchange Act of 1934, as amended;

●
a requirement that to be eligible for nomination for election or reelection as a director, a proposed shareholder nominee must deliver to the Company a written questionnaire and a written representation and agreement with respect to certain matters summarized in the Amended and Restated By-Laws, with such materials subject to updating prior to the applicable shareholders meeting;

●	a requirement that shareholders soliciting proxies from other shareholders use a proxy card color other than white, which shall be reserved for exclusive use by the Board;

●	clarifications to the procedures for adjournment and postponement of, and the organization and conduct of, meetings of the Company’s shareholders;

●
updates to certain provisions and references regarding officer appointments and titles, Board committee designations, and other corporate functions and practices, to reflect the development of the Company’s governance practices; and

●	various other updates, including ministerial and conforming changes, such as revisions in furtherance of gender neutrality.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is expressly incorporated into Item 5.03 of this Current Report on Form 8-K by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

3.1     Amended and Restated By-Laws of Bel Fuse Inc. (Adopted October 25, 2023).
99.1   Press Release of Bel Fuse Inc. dated October 25, 2023, related to the financial results of the Company for the three and nine months ended September 30, 2023, furnished hereto.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2023	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Bel Fuse Inc. (Adopted October 25, 2023)
99.1	Press release issued by the Company, dated October 25, 2023 related to the financial results of the Company for the three and nine months ended September 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)